                                                                      Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in - fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to such Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 19th day
                                                                       ----
     of September, 2006
        ---------

                                          /s/David R. Odenath
                                          --------------------------------------
                                          David R. Odenath
                                          Chief Executive Officer, President
                                           and Director

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Corporate Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in- fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in- fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 18th day
                                                                       --
     of September, 2006
        ---------

                                          /s/ Michael Bohm
                                          --------------------------------------
                                          Michael Bohm
                                          Chief Financial Officer and Executive
                                           Vice President

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney- in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 22th day
                                                                       --
     of September, 2006
        ---------
                                          /s/Helen M.  Galt
                                          --------------------------------------
                                          Helen M.  Galt
                                          Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 20th day
                                                                       --
     of September, 2006
        ---------

                                          /s/Bernard J. Jacob
                                          --------------------------------------
                                          Bernard J. Jacob
                                          Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II
Premier, American Skandia Xtra Credit FOUR, and    American Skandia Xtra Credit
FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney- in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF,  the undersigned has subscribed hereunder this 25th day
                                                                        --
     of September, 2006
        ---------

                                          /s/Ronald P. Joelson
                                          --------------------------------------
                                          Ronald P. Joelson
                                          Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in -fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in -fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney- in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF,  the undersigned has subscribed hereunder this 18th day
                                                                        --
     of September, 2006
        ---------

                                          /s/Kenneth Y. Tanji
                                          --------------------------------------
                                          Kenneth Y. Tanji
                                          Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the "Corporation"), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on a Form S-3 registration statement of the Corporation for the market value adjustment option under the American Skandia Advisor Plan III, American Skandia Apex(R) II, American Skandia Xtra Credit SIX, American Skandia LifeVest(R) II, Optimum, Optimum Four, Optimum Plus, American Skandia Apex(R), Stagecoach Apex(R), American Skandia LifeVest(R) II Premier, American Skandia Xtra Credit FOUR, and American Skandia Xtra Credit FOUR Premier contracts, and any and all amendments to Registration Statement No. 333-136996, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney- in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF,  the undersigned has subscribed hereunder this 18th day
                                                                        --
     of September, 2006
        ---------

                                          /s/James J. Avery
                                          --------------------------------------
                                          James J. Avery
                                          Director